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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to Registration Statement on Form S-3 of Chromatics Color Sciences International, Inc. of our report dated February 17, 1998 appearing in the Company's Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 1999.


We also consent to the reference to us under the caption "Experts" in the Prospectus.

Wiss & Company, LLP
Livingston, New Jersey


December 15, 2000